UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2018

Baker Hughes, a GE company	Baker Hughes, a GE company, LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas	77073
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, during the three months ended March 31, 2018, Baker Hughes, a GE company (the "Company") adopted the new accounting standard for revenue recognition set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers, and the related amendments ("ASC 606"). In addition to the updates related to the new revenue standard, on January 1, 2018, the Company adopted the FASB ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which changed the income statement presentation of net periodic benefit cost by requiring separation between the service cost component and all other components. The service cost component is presented as an operating expense with other similar compensation costs arising for services rendered by the pertinent employees during the period. The non operating components are presented outside of income from operations. The Company has also recast the Consolidated and Combined Statements of Financial Position and Statements of Cash Flows in accordance with FASB ASU No. 2016-18, Statement of Cash Flows: Restricted Cash which the Company adopted during the three months ended March 31, 2018.

The Company is filing this Current Report on Form 8-K to present certain previously reported financial statements and other related financial information on a basis consistent with the 2018 financial statements which include the adoption of these new standards. The financial information that is being recast in this Current Report on Form 8-K was originally filed on February 23, 2018 with the Securities and Exchange Commission (the "SEC") in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "2017 Form 10-K"). See “Note 1.  Basis of Presentation and Summary of Significant Accounting Policies” of the Notes to Consolidated and Combined Financial Statements in Exhibit 99.2 of this Current Report for further discussion.

The revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and audited consolidated and combined financial statements for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated by reference into this Item 8.01.

The Company is also filing with this Current Report as Exhibit 99.3 unaudited pro forma consolidated and combined statement of income (loss) of Baker Hughes, a GE company for the year ended December 31, 2017. Exhibit 99.3 hereto updates the unaudited pro forma condensed combined statement of income (loss) for Baker Hughes, a GE company previously filed by the Company with the SEC on December 4, 2017 as Exhibit 99.4 to the Company’s Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

23.1*	Consent of KPMG LLP.
23.2*	Consent of KPMG S.p.A.
99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2017 and 2016
99.2	Revised Audited Consolidated and Combined Financial Statements for the years ended December 31, 2017 and 2016
99.3	Unaudited pro forma consolidated and combined statement of income (loss) for the year ended December 31, 2017
101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Presentation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document
* Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: November 13, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: November 13, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
23.1*	Consent of KPMG LLP.
23.2*	Consent of KPMG S.p.A.
99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2017 and 2016
99.2	Revised Audited Consolidated and Combined Financial Statements for the years ended December 31, 2017 and 2016
99.3	Unaudited pro forma consolidated and combined statement of income (loss) for the year ended December 31, 2017
101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Presentation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document
* Filed herewith.